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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

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
FILED BY THE REGISTRANT:  [X]                       FILED BY A PARTY OTHER THAN THE REGISTRANT:  [ ]
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Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

                              EVERGREEN SOLAR, INC.
                (Name of Registrant as Specified in Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement no.:

       (3) Filing Party:

       (4) Date Filed:
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                                     [LOGO]

                              EVERGREEN SOLAR, INC.
                              259 CEDAR HILL STREET
                          MARLBORO, MASSACHUSETTS 01752

                             AN IMPORTANT REMINDER!

May 1, 2003

Dear Stockholder:

         We have previously mailed you proxy materials in connection with the upcoming annual meeting of Evergreen Solar, Inc. stockholders, which has been called to be held on Thursday, May 15, 2003. According to our latest records, your proxy instructions for this meeting have not yet been received.

         Your Board of Directors recommends that stockholders vote in favor of the proposals to be voted upon, which includes a proposed $29,475,000 private placement investment in shares of Evergreen Solar preferred stock and a warrant to purchase Evergreen Solar common stock, further described in the proxy material previously sent to you, dated April 14, 2003. If we do not receive the private placement proceeds, we believe that our cash, cash equivalents and short-term investments will not be sufficient to fund our operations at current levels for the next twelve months and we will need to implement fundamental changes to our business and operations, which will likely include substantially reducing, suspending or terminating our capacity expansion and substantially reducing our daily operating expenditures from current levels. While we believe that substantially reducing, suspending or terminating our capacity expansion and substantially reducing our daily operating expenditures would extend the period of time during which our current cash, cash-equivalents and short-term investments would be available to fund our operations, we do not believe these measures would themselves be sufficient to enable us to achieve profitable operations. Therefore, we would likely need either to attempt to raise additional financing under a different business model or liquidate. We believe that it is unlikely that either of these alternatives will provide a superior value to our stockholders than the proposed private placement. PLEASE PROMPTLY TAKE ACTION TO ENSURE THAT YOUR EVERGREEN SOLAR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF EVERGREEN SOLAR SHARES YOU CURRENTLY OWN. SINCE THE TIME UNTIL THE MEETING IS SHORT, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. You also can view the definitive proxy statement on our website at www.evergreensolar.com by clicking on the proxy voting button. Acting now will help ensure that your proxy instructions are received in time for the meeting. Thank you for your prompt attention.

                                           Very truly yours,

                                           /s/ Mark A. Farber

                                           MARK A. FARBER
                                           President and Chief Executive Officer

                                     [LOGO]

                              EVERGREEN SOLAR, INC.

                              259 CEDAR HILL STREET

                          MARLBORO, MASSACHUSETTS 01752

                             AN IMPORTANT REMINDER!

May 1, 2003

Dear Stockholder:

         We have previously mailed you proxy materials in connection with the upcoming annual meeting of Evergreen Solar, Inc. stockholders, which has been called to be held on Thursday, May 15, 2003. According to our latest records, your proxy instructions for this meeting have not yet been received.

         Your Board of Directors recommends that stockholders vote in favor of the proposals to be voted upon, which includes a proposed $29,475,000 private placement investment in shares of Evergreen Solar preferred stock and a warrant to purchase Evergreen Solar common stock, further described in the proxy material previously sent to you, dated April 14, 2003. If we do not receive the private placement proceeds, we believe that our cash, cash equivalents and short-term investments will not be sufficient to fund our operations at current levels for the next twelve months and we will need to implement fundamental changes to our business and operations, which will likely include substantially reducing, suspending or terminating our capacity expansion and substantially reducing our daily operating expenditures from current levels. While we believe that substantially reducing, suspending or terminating our capacity expansion and substantially reducing our daily operating expenditures would extend the period of time during which our current cash, cash-equivalents and short-term investments would be available to fund our operations, we do not believe these measures would themselves be sufficient to enable us to achieve profitable operations. Therefore, we would likely need either to attempt to raise additional financing under a different business model or liquidate. We believe that it is unlikely that either of these alternatives will provide a superior value to our stockholders than the proposed private placement. PLEASE PROMPTLY TAKE ACTION TO ENSURE THAT YOUR EVERGREEN SOLAR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF EVERGREEN SOLAR SHARES YOU CURRENTLY OWN. SINCE THE TIME UNTIL THE MEETING IS SHORT, WE URGE YOU TO VOTE YOUR SHARES TODAY, BY FOLLOWING EITHER THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS THAT ARE ENCLOSED WITH THIS LETTER. YOU MAY ALSO SIGN, DATE, AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENVELOPE PROVIDED. You also can view the definitive proxy statement on our website at www.evergreensolar.com by clicking on the proxy voting button. Acting now will help ensure that your proxy instructions are received in time for the meeting. Thank you for your prompt attention.

         IF YOU OWN YOUR EVERGREEN SHARES IN STREET NAME, PLEASE TAKE NOTE THAT YOUR BROKER CANNOT VOTE YOUR SHARES FOR YOU ON ALL THE PROPOSALS WITHOUT FIRST RECEIVING YOUR SPECIFIC VOTING INSTRUCTIONS. THANK YOU FOR GIVING THIS IMPORTANT MATTER YOUR PROMPT ATTENTION.

                                           Very truly yours,

                                           /s/ Mark A. Farber

                                           MARK A. FARBER
                                           President and Chief Executive Officer

Additional Information

In connection with the private placement, Evergreen filed a definitive proxy statement and other relevant documents with the Securities and Exchange Commission ("SEC") relating to a solicitation of proxies from its stockholders in connection with the annual meeting of stockholders. STOCKHOLDERS OF EVERGREEN ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement is available free of charge at www.sec.gov. In addition, investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by contacting Investor Relations, Evergreen Solar, Inc., 259 Cedar Hill Street, Marlboro, MA 01752 (Telephone: (508) 357-2221). Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Evergreen, and their interests in the solicitation, is set forth in the definitive proxy statement filed by Evergreen with the SEC on April 14, 2003.

FORWARD LOOKING STATEMENTS
Except for historical information contained herein, statements contained in this release may constitute "forward looking statements"
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which are made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the private placement may not be consummated in a timely manner, if at all, and other risks concerning Evergreen and its operations that are detailed in Evergreen's periodic filings with the SEC, copies of which may be accessed through the SEC's web site at www.sec.gov.